UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-03851

Nicholas II, Inc.
(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 09/30/2019

Date of reporting period: 09/30/2019

Item 1. Report to Stockholders.

ANNUAL REPORT
September 30, 2019

NICHOLAS II, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.nicholasfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

WWW.NICHOLASFUNDS.COM

NICHOLAS II, INC.

November 2019

Dear Fellow Shareholders,

     For the one-year period ended September 30, 2019, Nicholas II – Class I returned 9.97% compared to the Russell Midcap Growth Index of 5.20% and the Russell Midcap Index of 3.19%. The period was marked by heightened volatility as many U.S. stock indices were down almost 20% from peak to trough from October to December 2018 on fears of an impending recession from the Fed raising rates too quickly and an escalating trade war with China. Those fears proved unfounded as consumer spending remained robust and helped power the overall U.S. economy through an industrial slowdown. This helped drive most stock market indices higher throughout 2019.

     Returns for Nicholas II, Inc. (the “Fund”) Class I and Class N and selected indices are provided in the chart below for the periods ended September 30, 2019.

		Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year
Nicholas II, Inc. – Class I	9.97%	15.30%	11.44%	13.24%	9.60%
Nicholas II, Inc. – Class N	9.55%	14.90%	11.05%	12.85%	n/a
Morningstar Mid-Cap
Growth Category	1.10%	13.10%	9.89%	12.56%	9.48%
Russell Midcap Growth Index	5.20%	14.50%	11.12%	14.08%	10.53%
Standard & Poor’s 500 Index	4.25%	13.39%	10.84%	13.24%	9.01%
Ending value of $10,000 invested in
Nicholas II, Inc. – Class I	$10,997	$15.327	$17,186	$34,667	$39,549
Ending value of $10,000 invested in
Nicholas II, Inc. – Class N	$10,955	$15,169	$16,892	$33,495	n/a
Fund’s Class I Expense Ratio (from 01/29/19 Prospectus): 0.60%
Fund’s Class N Expense Ratio (from 04/30/19 Prospectus): 0.93%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses; while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares of this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     The Fund had a wide range of sector performance during the one-year period ended September 30, 2019 with real estate leading at +26.1% while healthcare was the laggard at +2.2%. The Fund’s relative outperformance versus the Russell Midcap Growth Index was driven primarily by strong stock selection in health care and technology partially offset by relative underperformance in consumer discretionary, financials, materials, and real estate.

     The largest contributors to the Fund’s performance were Xilinx (XLNX) on strong semiconductor sales partially fueled by 5G deployments, FleetCor Technologies (FLT) on strong growth in fuel card payments, tolls, and corporate payments, and US Foods Holding Corp (USFD) on improving sales and margins in its core food distribution business. The largest detractors from the Fund’s performance were Westinghouse Air Brake Technologies (WAB) on earnings dilution and leverage concerns from its acquisition of GE Transportation, LivaNova (LIVN) due to weak neuromodulation and cardiovascular sales, and Mohawk Industries (MHK) from issues driven by changing consumer preferences in the flooring business.

     As of September 30, 2019, the Fund had 77 stocks and approximately 6% cash. The approximate sector weightings were industrials 22%, information technology 20%, health care 15%, consumer discretionary 14%, financials 8%, consumer staples 8%, materials 4%, and real estate 3%. The largest sector overweightings relative to the Russell Midcap Growth Index were industrials, financials, and consumer staples while information technology and consumer discretionary were the largest relative underweightings.

     The recent market rally has driven valuations of defensive and low volatility sectors to historically high levels, which we believe has increased the risk of those stock prices being above their intrinsic values. Additional stock market risks include unemployment near trough levels potentially leading to higher labor costs, high levels of U.S. corporate debt, a global trend toward populism along with political instability, and an astounding level of global debt with negative interest rates. We continue to focus on owning high quality companies with sustainable competitive advantages, consistent revenue and earnings growth, and strong balance sheets that trade at reasonable valuations and are run by management teams with proven track records acting on behalf of shareholders. We believe these attributes will help protect our shareholders in the event of a market downturn.

Thank you for your continued support.

Sincerely,

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Diversification does not assure a profit or protect against loss in a declining market. Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor’s (“S&P”) 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar investment objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NICHOLAS II, INC. – CLASS I, RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP GROWTH INDEX

     The line graph which follows compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Class I, to the same investment over the same period in two peer group indices. The graph assumes a $10,000 investment in the Fund’s Class I and the indices at the beginning of the first fiscal year. The peer group in the graph includes the Russell Midcap Index and the Russell Midcap Growth Index. The Adviser believes the Russell Midcap Index and the Russell Midcap Growth Index are representative of the performance of small- and medium-capitalization growth companies in which the Fund primarily invests.

     The Fund’s Class I average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	September 30,	September 30,	September 30,
	2019	2019	2019
Average Annual Total Return	9.97%	11.44%	13.24%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCTWX)
For a share outstanding throughout each period

		Years Ended September 30,
	2019	2018	2017	2016	2015
NET ASSET VALUE, BEGINNING OF PERIOD	$30.37	$28.79	$25.41	$25.39	$27.41
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.10	.18	.04	.09	.07
Net gain on securities
(realized and unrealized)	2.08	4.45	4.59	1.49	1.49
Total from investment operations	2.18	4.63	4.63	1.58	1.56
LESS DISTRIBUTIONS
From net investment income	(.18)	(.03)	(.07)	(.09)	(.10)
From net capital gain	(2.76)	(3.02)	(1.18)	(1.47)	(3.48)
Total distributions	(2.94)	(3.05)	(1.25)	(1.56)	(3.58)
NET ASSET VALUE, END OF PERIOD	$29.61	$30.37	$28.79	$25.41	$25.39

TOTAL RETURN	9.97%	17.10%	19.02%	6.44%	5.35%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$828.6	$795.9	$704.6	$625.4	$589.7
Ratio of expenses to average net assets	.60%	.60%	.61%	.61%	.61%
Ratio of net investment income
to average net assets	.34%	.63%	.17%	.39%	.27%
Portfolio turnover rate	19.75%	26.63%	29.20%	29.92%	20.35%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNTWX)
For a share outstanding throughout each period

			Years Ended September 30,
	2019		2018	2017	2016	2015
NET ASSET VALUE, BEGINNING OF PERIOD	$29.72		$28.29	$25.00	$25.00	$27.03
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	(.00	)(2)	.09	(.04)	.01	(.02)
Net gain on securities
(realized and unrealized)	2.03		4.36	4.51	1.46	1.47
Total from investment operations	2.03		4.45	4.47	1.47	1.45
LESS DISTRIBUTIONS
From net investment income	(.08)		—	—	—	(.00	)(2)
From net capital gain	(2.76)		(3.02)	(1.18)	(1.47)	(3.48)
Total distributions	(2.84)		(3.02)	(1.18)	(1.47)	(3.48)
NET ASSET VALUE, END OF PERIOD	$28.91		$29.72	$28.29	$25.00	$25.00

TOTAL RETURN	9.55%		16.74%	18.61%	6.06%	5.00%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$96.7		$101.2	$97.2	$98.8	$105.7
Ratio of expenses to average net assets	.95%		.93%	.94%	.96%	.96%
Ratio of net investment income (loss)
to average net assets	(.01)%		.31%	(.16)%	.04%	(.08)%
Portfolio turnover rate	19.75%		26.63%	29.20%	29.92%	20.35%

(1)	Computed based on average shares outstanding.
(2)	Amount rounds to $0.00.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
September 30, 2019 (unaudited)

Percentage
Name	of Net Assets
Global Payments Inc.	2.47%
FleetCor Technologies, Inc.	2.28%
IHS Markit Ltd.	2.12%
TransUnion	2.11%
Fiserv, Inc.	2.00%
US Foods Holding Corp.	1.95%
LKQ Corporation	1.89%
Verisk Analytics, Inc.	1.85%
CyrusOne Inc.	1.78%
O’Reilly Automotive, Inc.	1.72%
Total of top ten	20.17%

Sector Diversification (as a percentage of portfolio)
September 30, 2019 (unaudited)

Fund Expenses
For the six month period ended September 30, 2019 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/19	09/30/19	04/01/19 - 09/30/19
Actual	$1,000.00	$1,085.40	$3.14
Hypothetical	1,000.00	1,021.99	3.04
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Fund Expenses (continued)
For the six month period ended September 30, 2019 (unaudited)

Class N
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period**
	03/31/19	09/30/19	04/01/19 - 09/30/19
Actual	$1,000.00	$1,083.60	$4.96
Hypothetical	1,000.00	1,020.24	4.81
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Schedule of Investments
September 30, 2019

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.89%
	Consumer Discretionary – Retailing — 9.61%
77,000	Burlington Stores, Inc.*	$15,386,140
155,000	CarMax, Inc.*	13,640,000
77,500	Expedia, Inc.	10,416,775
555,000	LKQ Corporation*	17,454,750
95,000	Ollie’s Bargain Outlet Holdings, Inc.*	5,570,800
40,000	O’Reilly Automotive, Inc.*	15,940,400
42,000	Ulta Beauty, Inc.*	10,527,300
		88,936,165
	Consumer Discretionary – Services — 4.60%
37,500	Domino’s Pizza, Inc.	9,172,125
280,000	Service Corporation International	13,386,800
439,000	Wendy’s Company (The)	8,771,220
217,500	Wyndham Hotels & Resorts, Inc.	11,253,450
		42,583,595
	Consumer Staples – Food & Staples Retailing — 3.46%
540,000	BJ’s Wholesale Club, Inc.*	13,969,800
440,000	US Foods Holding Corp.*	18,084,000
		32,053,800
	Consumer Staples – Food, Beverage & Tobacco — 4.07%
353,904	Conagra Brands, Inc.	10,857,775
63,500	Constellation Brands, Inc. – Class A	13,162,280
187,500	Lamb Weston Holdings, Inc.	13,635,000
		37,655,055
	Financials – Banks — 1.69%
605,000	Huntington Bancshares Incorporated	8,633,350
150,000	Webster Financial Corporation	7,030,500
		15,663,850
	Financials – Diversified — 3.53%
110,000	Northern Trust Corporation	10,265,200
160,000	Raymond James Financial, Inc.	13,193,600
155,000	SEI Investments Company	9,184,525
		32,643,325
	Financials – Insurance — 3.07%
67,500	Aon plc	13,065,975
79,417	Willis Towers Watson Public Limited Company	15,325,098
		28,391,073

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2019

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.89% (continued)
	Health Care – Equipment & Services — 9.17%
40,000	Cooper Companies, Inc. (The)	$11,880,000
90,000	LivaNova PLC*	6,641,100
170,000	NuVasive, Inc.*	10,774,600
142,500	Quest Diagnostics Incorporated	15,251,775
110,000	ResMed Inc.	14,862,100
280,000	Smith & Nephew PLC sponsored ADR	13,476,400
20,000	Teleflex Incorporated	6,795,000
34,000	Veeva Systems Inc. – Class A*	5,191,460
		84,872,435
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 5.60%
47,500	Alexion Pharmaceuticals, Inc.*	4,652,150
100,920	IQVIA Holdings Inc.*	15,075,430
15,235	Mettler-Toledo International Inc.*	10,731,534
135,000	PerkinElmer, Inc.	11,497,950
14,500	Regeneron Pharmaceuticals, Inc.*	4,022,300
34,500	Vertex Pharmaceuticals Incorporated*	5,844,990
		51,824,354
	Industrials – Capital Goods — 12.61%
225,000	A.O. Smith Corporation	10,734,750
127,500	AMETEK, Inc.	11,707,050
322,000	Fastenal Company	10,519,740
150,000	Fortive Corporation	10,284,000
205,000	Fortune Brands Home & Security, Inc.	11,213,500
70,000	IDEX Corporation	11,471,600
68,500	L3Harris Technologies, Inc.	14,291,840
90,000	Middleby Corporation (The)*	10,521,000
77,500	Nordson Corporation	11,335,150
60,000	Snap-on Incorporated	9,392,400
72,500	Westinghouse Air Brake Technologies Corporation	5,209,850
		116,680,880
	Industrials – Commercial & Professional Services — 7.77%
225,000	IAA, Inc.*	9,389,250
293,443	IHS Markit Ltd.*	19,625,468
255,000	KAR Auction Services, Inc.	6,260,250
240,500	TransUnion	19,506,955
108,500	Verisk Analytics, Inc.	17,158,190
		71,940,113

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2019

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.89% (continued)
	Industrials – Transportation — 2.09%
345,000	Knight-Swift Transportation Holdings Inc.	$12,523,500
40,000	Old Dominion Freight Line, Inc.	6,798,800
		19,322,300
	Information Technology – Hardware & Equipment — 1.50%
112,500	CDW Corporation	13,864,500
	Information Technology – Semiconductors
	& Semiconductor Equipment — 3.04%
88,750	Microchip Technology Incorporated	8,245,763
124,000	Skyworks Solutions, Inc.	9,827,000
105,000	Xilinx, Inc.	10,069,500
		28,142,263
	Information Technology – Software & Services — 15.15%
117,500	Broadridge Financial Solutions, Inc.	14,620,525
62,500	Euronet Worldwide, Inc.*	9,143,750
265,000	EVO Payments, Inc. – Class A*	7,451,800
178,748	Fiserv, Inc.*	18,516,505
73,500	FleetCor Technologies, Inc.*	21,078,330
50,000	Gartner, Inc.*	7,149,500
143,762	Global Payments Inc.	22,858,158
63,500	Guidewire Software, Inc.*	6,691,630
57,000	Palo Alto Networks, Inc.*	11,618,310
42,000	Paylocity Holding Corporation*	4,098,360
121,000	Qualys, Inc.*	9,143,970
39,500	Twilio Inc. – Class A*	4,343,420
47,500	Zendesk, Inc.*	3,461,800
		140,176,058
	Materials — 3.54%
100,000	Albemarle Corporation	6,952,000
90,000	AptarGroup, Inc.	10,660,500
100,000	Vulcan Materials Company	15,124,000
		32,736,500
	Real Estate — 3.39%
280,000	CBRE Group, Inc.*	14,842,800
208,729	CyrusOne Inc.	16,510,464
		31,353,264
	TOTAL COMMON STOCKS
	(cost $533,273,575)	868,839,530

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2019

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 6.21%
	U.S. Government Securities – 4.76%
$11,000,000	U.S. Treasury Bill 10/01/2019, 1.984%	$11,000,000
11,000,000	U.S. Treasury Bill 10/08/2019, 1.933%	10,995,934
11,000,000	U.S. Treasury Bill 10/15/2019, 1.863%	10,992,169
11,000,000	U.S. Treasury Bill 10/22/2019, 1.751%	10,988,959
		43,977,062
	Money Market Fund – 1.45%
13,435,077	Morgan Stanley Liquidity Funds Government
	Portfolio (Institutional Class), 7-day net yield 1.85%	13,435,077
	TOTAL SHORT-TERM INVESTMENTS
	(cost $57,412,139)	57,412,139
	TOTAL INVESTMENTS
	(cost $590,685,714) – 100.10%	926,251,669
	LIABILITIES, NET OF OTHER ASSETS – (0.10%)	(909,326)
	TOTAL NET ASSETS
	(basis of percentages above) – 100%	$925,342,343

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2019

ASSETS
Investments in securities at value (cost $590,685,714)	$926,251,669
Receivables —
Investment securities sold	862,538
Dividend and interest	559,871
Capital stock subscription	11,919
Total receivables	1,434,328
Other	94,429
Total assets	927,780,426

LIABILITIES
Payables —
Investment securities purchased	1,855,404
Due to adviser —
Management fee	369,712
Accounting and administrative fee	17,814
Total due to adviser	387,526
12b-1 and servicing fee	96,364
Other payables and accrued expense	98,789
Total liabilities	2,438,083
Total net assets	$925,342,343

NET ASSETS CONSIST OF
Paid in capital	$490,062,288
Accumulated distributable earnings	435,280,055
Total net assets	$925,342,343

Class I
Net assets	$828,605,003
Shares outstanding	27,985,012
NET ASSET VALUE PER SHARE ($.01 par value,
125,000,000 shares authorized), offering price and redemption price	$29.61

Class N
Net assets	$96,737,340
Shares outstanding	3,345,802
NET ASSET VALUE PER SHARE ($.01 par value,
75,000,000 shares authorized), offering price and redemption price	$28.91

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended September 30, 2019

INCOME
Dividend	$7,190,598
Interest	1,009,550
Total income	8,200,148

EXPENSES
Management fee	4,509,012
12b-1 fees – Class N	234,689
Accounting and administrative fees	216,699
Transfer agent fees	201,592
Servicing fees – Class N	93,876
Registration fees	74,481
Custodian fees	43,716
Audit and tax fees	37,192
Postage and mailing	33,123
Printing	26,611
Insurance	25,465
Accounting system and pricing service fees	23,704
Directors’ fees	23,554
Legal fees	10,052
Other operating expenses	8,741
Total expenses	5,562,507
Net investment income	2,637,641

NET REALIZED GAIN ON INVESTMENTS	97,443,563

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	(18,474,726)
Net realized and unrealized gain on investments	78,968,837
Net increase in net assets resulting from operations	$81,606,478

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended September 30, 2019 and 2018

	2019	2018
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$2,637,641	$5,081,028
Net realized gain on investments	97,443,563	89,367,124
Change in net unrealized appreciation/
depreciation on investments	(18,474,726)	39,571,135
Net increase in net assets
resulting from operations	81,606,478	134,019,287

DISTRIBUTIONS TO SHAREHOLDERS
From investment operations – Class I	(76,051,029)	(74,025,245)
From investment operations – Class N	(9,300,814)	(10,137,187)
Total distributions	(85,351,843)	(84,162,432)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(530,183 and 823,751 shares, respectively)	14,507,403	23,841,875
Reinvestment of distributions – Class I
(3,078,481 and 2,486,893 shares, respectively)	70,681,913	68,837,200
Cost of shares redeemed – Class I
(1,828,488 and 1,576,123 shares, respectively)	(49,800,405)	(45,855,220)
Proceeds from shares issued – Class N
(146,455 and 129,301 shares, respectively)	4,063,419	3,664,236
Reinvestment of distributions – Class N
(411,069 and 370,039 shares, respectively)	9,240,821	10,046,558
Cost of shares redeemed – Class N
(618,073 and 530,310 shares, respectively)	(16,696,855)	(15,105,881)
Change in net assets derived
from capital share transactions	31,996,296	45,428,768
Total increase in net assets	28,250,931	95,285,623

NET ASSETS
Beginning of period	897,091,412	801,805,789
End of period	$925,342,343	$897,091,412

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2019

(1) Summary of Significant Accounting Policies —

Nicholas II, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment
Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Notes to Financial Statements (continued)
September 30, 2019

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$868,839,530
Money Market Fund	13,435,077
Level 2 –
U.S. Government Securities	43,977,062
Level 3 –
None	—
Total	$926,251,669
(1) See Schedule of Investments for further detail by industry.
The Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for 12b-1 fees and shareholder servicing fees and certain other fees and expenses related to one class of shares.

Notes to Financial Statements (continued)
September 30, 2019

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. From May 1, 2017 through January 31, 2018, the servicing fee was voluntarily reduced to 0.06%. From February 1, 2018 through
July 31, 2018 the servicing fee was increased to 0.08% and from August 1, 2018 through period end was increased to 0.10%. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At September 30, 2019, reclassifications were recorded to increase accumulated net investment income and decrease accumulated net realized gain by $87.

The tax character of distributions paid during the years ended September 30, was as follows:

	09/30/2019	09/30/2018
Distributions paid from:
Ordinary income	$4,983,944	$10,015,378
Long-term capital gain	80,367,899	74,147,054
Total distributions paid	$85,351,843	$84,162,432

As of September 30, 2019, investment cost for federal tax purposes was
$590,827,722 and the tax basis components of net assets were as follows:

Unrealized appreciation	$348,334,194
Unrealized depreciation	(12,910,247)
Net unrealized appreciation	335,423,947
Undistributed ordinary income	3,694,553
Accumulated undistributed
net realized capital gains	96,161,555
Paid in capital	490,062,288
Net assets	$925,342,343

The difference between financial statement and tax-basis cost is attributable primarily to the tax deferral of wash sales losses.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2019. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended
September 30, 2019. At September 30, 2019, the fiscal years 2016 through 2019 remain open to examination in the Fund’s major tax jurisdictions.

Notes to Financial Statements (continued)
September 30, 2019

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946,”Financial Services –
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2019. There have been no material subsequent events since September 30, 2019 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million, 0.60% of the average net asset value over
$50 million up to and including $100 million and 0.50% of the average net asset value in excess of $100 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $4,684 for the year ended September 30,
2019 for legal services rendered by this law firm.

(3) Investment Transactions —

For the year ended September 30, 2019, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$163,150,646 and $233,351,160, respectively.

Notes to Financial Statements (continued)
September 30, 2019

(4) New Accounting Pronouncement —

On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13,
“Disclosure Framework – Changes to the Disclosure Requirements for Fair Value
Measurement,” which amends the fair value disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements.

Report of Independent Registered

Public Accounting Firm

To the shareholders and Board of Directors of Nicholas II, Inc.

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Nicholas II, Inc. (the
“Fund”), including the schedule of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the
Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the
Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
November 27, 2019

We have served as the auditor of one or more Nicholas investment companies since 1977.

Historical Record Class I
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
Class I	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
October 17, 1983(1)	$10.00	$—		$—		—	$10,000
September 30, 1984	11.66	—		—		12.6 times	11,660
September 30, 1985	14.39	0.0930		0.1860		11.7	14,742
September 30, 1986	16.90	0.1630		0.0610		15.0	17,581
September 30, 1987	21.01	0.4200		0.5130		20.9	23,108
September 30, 1988	18.58	0.3380		1.3030		15.0	22,766
September 30, 1989	21.76	0.3350		0.0800		17.1	27,291
September 30, 1990	17.39	0.3124		0.6686		14.8	22,888
September 30, 1991	23.87	0.3422		0.1434		17.8	32,250
September 30, 1992	24.53	0.2447		0.4042		17.3	34,052
September 30, 1993	26.94	0.2350		0.8000		18.1	38,885
September 30, 1994	26.71	0.2000		1.4700		18.5	41,020
September 30, 1995	30.07	0.2056		1.8944		20.8	50,205
September 30, 1996	33.34	0.1750		2.4979		28.9	60,922
September 30, 1997	40.65	0.0779		3.1621		31.4	82,206
September 30, 1998	34.78	0.0810		5.2282		28.6	80,845
September 30, 1999	31.83	0.1337		4.0049		29.0	82,864
September 30, 2000	36.58	0.0100		0.4701		35.1	96,527
September 30, 2001	17.54	—		13.1200		23.4	76,361
September 30, 2002	15.34	—		0.5766		22.2	68,730
September 30, 2003	18.97	—		—		22.9	84,994
September 30, 2004	21.88	—		0.0015		22.9	98,040
September 30, 2005	23.50	—		0.9146		23.3	109,547
September 30, 2006	23.11	0.0083		2.1472		22.4	118,142
September 30, 2007	25.18	0.0643		1.0460		23.4	134,908
September 30, 2008	19.15	0.0978		2.5678		17.5	115,141
September 30, 2009	17.02	0.1072		1.1206		19.2	111,845
September 30, 2010	19.31	0.0957		—		20.7	127,575
September 30, 2011	18.72	0.0867		0.3831		17.2	126,423
September 30, 2012	22.91	0.0992		0.4903		20.2	159,188
September 30, 2013	26.37	0.1428		1.8746		22.9	200,723
September 30, 2014	27.41	0.0889		2.0445		22.3	225,609
September 30, 2015	25.39	0.0997		3.4844		21.3	237,669
September 30, 2016	25.41	0.0931		1.4736		22.7	252,980
September 30, 2017	28.79	0.0752		1.1754		24.9	301,091
September 30, 2018	30.37	0.0277		3.0205		25.9	352,592
September 30, 2019	29.61	0.1821	(a)	2.7546	(a)	24.8	387,738

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on December 26, 2018 to shareholders of record on December 24, 2018.

Historical Record Class N
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
Class N	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
February 28, 2005(1)	$22.59	$—		$—		23.1 times	$10,000
September 30, 2005	23.45	—		—		23.3	10,381
September 30, 2006	23.00	—		2.1340		22.4	11,158
September 30, 2007	25.03	—		1.0460		23.4	12,694
September 30, 2008	19.04	0.0067		2.5678		17.5	10,800
September 30, 2009	16.87	0.0969		1.1206		19.2	10,457
September 30, 2010	19.11	0.0666		—		20.7	11,890
September 30, 2011	18.49	0.0479		0.3831		17.2	11,741
September 30, 2012	22.63	0.0191		0.4903		20.2	14,732
September 30, 2013	26.04	0.0560		1.8746		22.9	18,516
September 30, 2014	27.03	—		2.0445		22.3	20,734
September 30, 2015	25.00	0.0002		3.4844		21.3	21,770
September 30, 2016	25.00	—		1.4736		22.7	23,091
September 30, 2017	28.29	—		1.1754		24.9	27,387
September 30, 2018	29.72	—		3.0205		25.9	31,972
September 30, 2019	28.91	0.0818	(a)	2.7546	(a)	24.8	35,025

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on December 26, 2018 to shareholders of record on December 24, 2018.

Approval of Investment Advisory Contract

(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated March 31, 2019.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (for first and third quarters ending March 31, 2019 or after). The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund

(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of September 30, 2019. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202.

Number of
			Term of		Portfolios
		Positions	Office and		in Fund	Other
		Held	Length of	Principal	Complex	Directorships
		With	Time	Occupations	Overseen	Held
Name and Age		Fund	Served	During Past 5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA		President,	(3), 15 years	President, Chief	4	None
58	(1)(2)	Director		Executive Officer (since
		and Lead		August 2016), Chief
		Portfolio		Investment Officer and
		Manager		Director, Nicholas
Company, Inc., the
Adviser to the Fund.
He has been the Lead
Portfolio Manager of the
Fund and Nicholas
Limited Edition, Inc.
(since March 1993),
Lead Portfolio Manager
of Nicholas Fund, Inc.
and Portfolio Manager of
Nicholas Equity Income
Fund, Inc. (since August
2016). He served as
Associate Portfolio
Manager of Nicholas
Fund, Inc. from April
2011 to August 2016.

Directors and Officers of the Fund (continued)

(unaudited)

Number of
		Term of		Portfolios
	Positions	Office and		in Fund	Other
	Held	Length of	Principal	Complex	Directorships
	With	Time	Occupations	Overseen	Held
Name and Age	Fund	Served	During Past 5 Years	by Director	by Director
DISINTERESTED DIRECTORS
John A. Hauser	Director	(3), 3 years	Private Investor,	5	None
60			January 2017 to present.
Senior Vice President
Trust and Community
Relations, Nicolet Bank,
October 2016 to
December 2016. Senior
Vice President –
Director of Wealth
Services, Nicolet Bank,
April 2016 to October
2016. Prior to its
acquisition by Nicolet
Bank in April 2016,
Mr. Hauser served in
various senior
management roles for
Baylake Bank from
1984 to 2008 and from
2009 to April 2016.

Jay H. Robertson	Director	(3), 15 years	Private Investor,	5	None
67			April 2000 to present.
Chairman of the Board
of Robertson-Ryan and
Associates, Inc., an
insurance brokerage
firm from 1993 to
March 2000.

Directors and Officers of the Fund (continued)

(unaudited)

Term of
		Positions	Office and
		Held	Length of
		With	Time
Name and Age		Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
David L. Johnson, CFA		Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
77	(2)	Vice	36 years	the Adviser to the Fund.
President

Lawrence J. Pavelec, CFA		Senior Vice	Annual,	Executive Vice President, Secretary and Chief
60		President	15 years	Operating Officer (since August 2016), Nicholas
		and		Company, Inc., the Adviser to the Fund, and
		Secretary		employed by the Adviser since April 2003. He has
been Portfolio Manager for Nicholas High Income
Fund, Inc. since April 2008.

Jennifer R. Kloehn, CPA		Senior Vice	Annual,	Executive Vice President, Treasurer, Chief Financial
46		President,	3 years	Officer (since August 2016) and Chief Compliance
		Treasurer		Officer (since May 2016), Nicholas Company, Inc.
		and Chief		the Adviser to the Fund. Compliance Officer and
		Compliance		Assistant Vice President from July 2004 to
		Officer		April 2016.

Brian J. Janowski,		Vice	Annual,	Vice President, Nicholas Company, Inc. the
CFA, CPA		President	2 years	Adviser to the Fund and employed by the Adviser
46		and		since December 2016. He has been Co-Portfolio
		Co-Portfolio		Manager of the Fund since April 2018. Co-Portfolio
		Manager		Manager for BMO Small- and Mid-Cap Value
Funds from 2008 to 2016.

Candace L. Lesak, CFP		Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser to
61		President	33 years	the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	David O. Nicholas is a nephew of David L. Johnson.
(3)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy

(unaudited)

     Nicholas II, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan – An Update

(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas II – Class I
$1,000 initial investment on	10/17/83	*	09/30/09
Number of years investing $100 each month
following the date of initial investment	36		10
Total cash invested	$44,200		$13,000
Total dividend and capital gain distributions reinvested	$260,170		$8,554
Total full shares owned at 09/30/19	13,088		898
Total market value at 09/30/19	$387,544		$26,609

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the date specified by the investor. Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Directors and Officers

DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President
and Secretary

BRIAN J. JANOWSKI, Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this “Code”) for the investment companies within the complex (collectively, “Funds” and each, “Company”) applies to the Company’s Principal Executive Officer and Principal Financial Officer (the “Covered Officers” each of whom are set forth in Exhibit A) for the purpose of promoting:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Company;

  compliance with applicable laws and governmental rules and regulations;

  the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

  accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his or her service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940

(“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as “affiliated persons” of the Company. The Company’s and the investment adviser’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the

Funds’ Boards of Directors (“Boards”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

not use his or her personal influence or personal relationships improperly to influence decisions or financial reporting by the Company whereby the Covered Officer benefit personally to the detriment of the Company;
not cause the Company to take action, or fail to take action, for the individual personal benefit the Covered Officer rather than the benefit of the Company;
not use material non-public knowledge of portfolio transactions made or contemplated for the to trade personally or cause others to trade personally in contemplation of the market of such transactions;
report, at least annually:

officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his or her immediate family members holds 5% or more of its outstanding stock;

  Positions as a trustee, executor or other fiduciary;

  Ownership interest in any broker-dealer or bank;

  Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

  Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jennifer R. Kloehn, she should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jennifer R. Kloehn. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

  service as a director on the board of any public company;

  the receipt of any non-nominal gifts;

  the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

  any ownership interest in, or any consulting or employment relationship with, any of the
  Company’s service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

  a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.	Disclosure and Compliance
Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Company;
each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the
Company’s directors and auditors, and to governmental regulators and self-regulatory organizations;

each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.
IV.	Reporting and Accountability
Covered Officer must:
promptly after adoption of the Code or thereafter as applicable upon becoming a Covered Officer, affirm in writing to the Board that he or she has received, read, and understands the Code;
annually thereafter affirm to the Board that he or she has complied with the requirements of the Code;
not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and
notify the appropriate person promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jennifer R.

Kloehn unless the person violating the Code is Jennifer R. Kloehn, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

     Jennifer R. Kloehn is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jennifer R. Kloehn directly, then Mr. David O. Nicholas is responsible for applying the Code to her and he has authority to interpret the Code with respect to such application. Both Jennifer R. Kloehn and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the independent directors.

      The Company will follow these procedures in investigating and enforcing this Code:

  Jennifer R. Kloehn or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to her or him;

  if, after such investigation, the officer making such investigation believes that no violation has occurred, they are not required to take any further action;

  any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

  if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

  the independent directors will be responsible for granting waivers, as appropriate; and

  any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder.

Insofar as other policies or procedures of the Funds, the Funds’ adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds’ and their investment adviser’s codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser’s more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

The undersigned, the duly elected secretary of the funds (the "Funds"), does hereby certify that the foregoing Code of Ethics (the "Code") is in the form adopted by the Board of Directors of each such Fund at which such person is the secretary, at a meeting duly called and convened on October 28, 2016, at which meeting all of the members of the Board of Directors, including all of the directors who are not "interested persons" of each such Fund, as such term is defined under the Investment Company Act of 1940, voted in favor of adoption of such Code presented at that meeting, and that the Code, in such form, as amended, has been adopted or will be ratified by all of the directors of each such Fund, including all of the directors of each such Fund who are not "interested persons" of the Fund.

Dated: November 22, 2016

Affirmed: November 22, 2019

/s/ Lawrence J. Pavelec
Lawrence J. Pavelec, Secretary
Nicholas Fund, Inc.
Nicholas II, Inc.
Nicholas High Income Fund, Inc.
Nicholas Equity Income Fund, Inc.
Nicholas Limited Edition, Inc.
Nicholas Money Market Fund, Inc.

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	David O. Nicholas	Jennifer R. Kloehn
Nicholas Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas II, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas Limited Edition, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas High Income Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas Equity Income Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that no member of the Board of Directors is an audit committee financial expert as that term is defined for purposes of this item. The Fund's Board of Directors routinely holds its meetings with the other four funds in the Nicholas complex, there is substantial overlap in the boards of each of those funds, auditors for funds in the Nicholas complex make presentations jointly to the boards of the funds which they audit and all of the funds have the same auditor as the Fund. The Fund is currently undertaking a proxy process to add an independent director of the Fund and holding a shareholder meeting on December 20, 2019. The Fund anticipates that an audit committee financial expert will be determined at the next regularly scheduled Board of Directors meeting after the completion of the shareholder meeting.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,500 in 2019 and $29,700 in 2018.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,450 in 2019 and $6,225 in 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $18,200 in 2018 and $17,700 in 2017. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2018 and 10/31/2017, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A

(f)	No disclosures are required by this Item 4(f).
(g)	There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas II, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: November 29, 2019

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: November 29, 2019

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: November 29, 2019